Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3
Name of Fund:
Global Income Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse First Boston
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; Credit Suisse;
Goldman Sachs & Co.;  Bank of Tokyo-Mitsubishi
UFJ Ltd.;  Bank of America Merrill Lynch;
Commerzbank AG; JP Morgan Securities, Inc.;
Societe Generale
Name of Issuer:
Deutsche Telekom Int Fin
Title of Security:
DT 3 1/8 04/11/16
Date of First Offering:
4/4/2011
Dollar Amount Purchased:
899,091
Number of Shares or Par Value of Bonds
Purchased:
900,000
Price Per Unit:
99.899
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse First Boston
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; Credit Suisse;
Goldman Sachs & Co.; Bank of Tokyo-Mitsubishi
UFJ Ltd.; Bank of America Merrill Lynch;
Commerzbank AG; JP Morgan Securities, Inc.;
Societe Generale
Name of Issuer:
Deutsche Telekom Int Fin
Title of Security:
DT 3 1/8 04/11/16
Date of First Offering:
4/4/2011
Dollar Amount Purchased:
4,595,354
Number of Shares or Par Value of Bonds
Purchased:
4,600,000
Price Per Unit:
99.899
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse First Boston
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; Credit Suisse;
Goldman Sachs & Co.; Bank of Tokyo-Mitsubishi
UFJ Ltd.; Bank of America Merrill Lynch;
Commerzbank AG; JP Morgan Securities, Inc.;
Societe Generale
Name of Issuer:
Deutsche Telekom Int Fin
Title of Security:
DT 3 1/8 04/11/16
Date of First Offering:
4/4/2011
Dollar Amount Purchased:
824,167
Number of Shares or Par Value of Bonds
Purchased:
825,000
Price Per Unit:
99.899
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse First Boston
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; Credit Suisse;
Goldman Sachs & Co.; Bank of Tokyo-Mitsubishi
UFJ Ltd.; Bank of America Merrill Lynch;
Commerzbank AG; JP Morgan Securities, Inc.;
Societe Generale
Name of Issuer:
Deutsche Telekom Int Fin
Title of Security:
DT 3 1/8 04/11/16
Date of First Offering:
4/4/2011
Dollar Amount Purchased:
5,594,344
Number of Shares or Par Value of Bonds
Purchased:
5,600,000
Price Per Unit:
99.899
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
High Yield Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities, Inc.
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; BNP Paribas
Securities Corp.; CM-CIC Securities SA; Goldman
Sachs & Co.; JP Morgan Securities, Inc.
Name of Issuer:
Pernod-Ricard SA
Title of Security:
RIFP 5 3/4 04/2
Date of First Offering:
4/4/2011
Dollar Amount Purchased:
2,947,184
Number of Shares or Par Value of Bonds
Purchased:
2,975,000
Price Per Unit:
99.065
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities, Inc.
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; Credit Suisse; JP
Morgan Securities, Inc.; Morgan Stanley & Co.
Inc.; RBS Securities Corp.; Merrill Lynch, Pierce,
Fenner & Smith Incorporated; Barclays Capital,
Inc.; BNP Paribas Securities Corp.; Deutsche Bank
Securities Inc.; Mitsubishi UFJ Securities (USA),
Inc.; ANZ Securities, Inc.; Banco Bilbao Vizcaya
Argentaria, S.A.; BMO Capital Markets Corp.;
BNY Mellon Capital Markets, LLC; Goldman,
Sachs & Co.; UBS Securities LLC; Commerz
Markets LLC; Banca IMI S.p.A.; SMBC Nikko
Capital Markets Limited; SG Americas Securities,
LLC; U.S. Bancorp Investments, Inc.; The
Williams Capital Group, L.P.
Name of Issuer:
Alcoa Inc.
Title of Security:
AA 5.4 04/15/21
Date of First Offering:
4/13/2011
Dollar Amount Purchased:
1,872,150
Number of Shares or Par Value of Bonds
Purchased:
1,875,000
Price Per Unit:
99.848
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities, Inc.
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; Credit Suisse; JP
Morgan Securities, Inc.; Morgan Stanley & Co.
Inc.; RBS Securities Corp.; Merrill Lynch, Pierce,
Fenner & Smith Incorporated; Barclays Capital,
Inc.; BNP Paribas Securities Corp.; Deutsche Bank
Securities Inc.; Mitsubishi UFJ Securities (USA),
Inc.; ANZ Securities, Inc.; Banco Bilbao Vizcaya
Argentaria, S.A.; BMO Capital Markets Corp.;
BNY Mellon Capital Markets, LLC; Goldman,
Sachs & Co.; UBS Securities LLC; Commerz
Markets LLC; Banca IMI S.p.A.; SMBC Nikko
Capital Markets Limited; SG Americas Securities,
LLC; U.S. Bancorp Investments, Inc.; The
Williams Capital Group, L.P.
Name of Issuer:
Alcoa Inc.
Title of Security:
AA 5.4 04/15/21
Date of First Offering:
4/13/2011
Dollar Amount Purchased:
324,506
Number of Shares or Par Value of Bonds
Purchased:
325,000
Price Per Unit:
99.848
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities, Inc.
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; Credit Suisse; JP
Morgan Securities, Inc.; Morgan Stanley & Co.
Inc.; RBS Securities Corp.; Merrill Lynch, Pierce,
Fenner & Smith Incorporated; Barclays Capital,
Inc.; BNP Paribas Securities Corp.; Deutsche Bank
Securities Inc.; Mitsubishi UFJ Securities (USA),
Inc.; ANZ Securities, Inc.; Banco Bilbao Vizcaya
Argentaria, S.A.; BMO Capital Markets Corp.;
BNY Mellon Capital Markets, LLC; Goldman,
Sachs & Co.; UBS Securities LLC; Commerz
Markets LLC; Banca IMI S.p.A.; SMBC Nikko
Capital Markets Limited; SG Americas Securities,
LLC; U.S. Bancorp Investments, Inc.; The
Williams Capital Group, L.P.
Name of Issuer:
Alcoa Inc.
Title of Security:
AA 5.4 04/15/21
Date of First Offering:
4/13/2011
Dollar Amount Purchased:
1,322,986
Number of Shares or Par Value of Bonds
Purchased:
1,325,000
Price Per Unit:
99.848
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities, Inc.
Names of Underwriting Syndicate Members:
Goldman Sachs & Co.; JP Morgan Securities, Inc.;
Barclays Capital, Inc.; Santander Investment
Securities Inc.
Name of Issuer:
Santander Holdings USA
Title of Security:
SANTAN4 5/8 04/16
Date of First Offering:
4/14/2011
Dollar Amount Purchased:
1,458,539
Number of Shares or Par Value of Bonds
Purchased:
1,465,000
Price Per Unit:
99.559
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities, Inc.
Names of Underwriting Syndicate Members:
Goldman Sachs & Co.; JP Morgan Securities, Inc.;
Barclays Capital, Inc.; Santander Investment
Securities Inc.
Name of Issuer:
Santander Holdings USA
Title of Security:
SANTAN4 5/8 04/16
Date of First Offering:
4/14/2011
Dollar Amount Purchased:
268,809
Number of Shares or Par Value of Bonds
Purchased:
270,000
Price Per Unit:
99.559
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities, Inc.
Names of Underwriting Syndicate Members:
Goldman Sachs & Co.; JP Morgan Securities, Inc.;
Barclays Capital, Inc.; Santander Investment
Securities Inc.
Name of Issuer:
Santander Holdings USA
Title of Security:
SANTAN4 5/8 04/16
Date of First Offering:
4/14/2011
Dollar Amount Purchased:
851,229
Number of Shares or Par Value of Bonds
Purchased:
855,000
Price Per Unit:
99.559
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Citigroup Global
Markets Inc.; Goldman Sachs & Co.; Wells Fargo
& Co.; Aladdin Capital LLC; Banca IMI; Mizuho
Securities USA Inc.; Samuel A. Ramirez & Co.
Inc.; The Williams Capital Group, L.P.
Name of Issuer:
AT&T Inc.
Title of Security:
T 2.95 05/15/16
Date of First Offering:
4/26/2011
Dollar Amount Purchased:
6,962,306
Number of Shares or Par Value of Bonds
Purchased:
6,975,000
Price Per Unit:
99.818
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Citigroup Global
Markets Inc.; Goldman Sachs & Co.; Wells Fargo
& Co.; Aladdin Capital LLC; Banca IMI; Mizuho
Securities USA Inc.; Samuel A. Ramirez & Co.
Inc.; The Williams Capital Group, L.P.
Name of Issuer:
AT&T Inc.
Title of Security:
T 2.95 05/15/16
Date of First Offering:
4/26/2011
Dollar Amount Purchased:
723,681
Number of Shares or Par Value of Bonds
Purchased:
725,000
Price Per Unit:
99.818
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:
Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Citigroup Global
Markets Inc.; Goldman Sachs & Co.; Wells Fargo
& Co.; Aladdin Capital LLC; Banca IMI; Mizuho
Securities USA Inc.; Samuel A. Ramirez & Co.
Inc.; The Williams Capital Group, L.P.
Name of Issuer:
AT&T Inc.
Title of Security:
T 2.95 05/15/16
Date of First Offering:
4/26/2011
Dollar Amount Purchased:
6,363,398
Number of Shares or Par Value of Bonds
Purchased:
6,375,000
Price Per Unit:
99.818
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
High Yield Fund
Name of Underwriter or Dealer Purchased From:
Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Goldman Sachs &
Co.; JP Morgan Securities, Inc.; Wells Fargo
Securities LLC
Name of Issuer:
Radioshack Corp.
Title of Security:
RSH6 3/4 05/15/19
Date of First Offering:
4/28/2011
Dollar Amount Purchased:
4,217,445
Number of Shares or Par Value of Bonds
Purchased:
4,250,000
Price Per Unit:
99.234
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
High Yield Fund
Name of Underwriter or Dealer Purchased From:
Jefferies & Co.
Names of Underwriting Syndicate Members:
Barclays Capital, Inc.; Credit Suisse; Goldman
Sachs & Co.; Jefferies & Co.; JP Morgan
Securities, Inc.; ANZ Securities; BB&T Corp.;
Fifth Third Bank; HSBC Securities; PNC Bank;
Standard Bank; U.S. Bancorp Investments, Inc.
Name of Issuer:
Brightstar Corp.
Title of Security:
BSTA 9 1/2 16-15
Date of First Offering:
4/28/2011
Dollar Amount Purchased:
1,850,625
Number of Shares or Par Value of Bonds
Purchased:
1,750,000
Price Per Unit:
105.750
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. Inc.
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Barclays Capital,
Inc.; Citigroup Global Markets Inc.; Credit Suisse;
Deutsche Bank Securities Inc.; Goldman Sachs &
Co.; JP Morgan Securities, Inc.; Morgan Stanley &
Co. Inc.; RBS Securities Corp.; BNP Paribas
Securities Corp.; Commerz Markets LLC; Credit
Agricole Securities USA Inc.; ING Financial
Markets; Mitsubishi UFJ Securities USA Inc.
Name of Issuer:
NRG Energy Inc.
Title of Security:
NRG7 5/8 01/15/18
Date of First Offering:
5/10/2011
Dollar Amount Purchased:
4,750,000
Number of Shares or Par Value of Bonds
Purchased:
4,750,000
Price Per Unit:
100.000
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital, Inc.
Names of Underwriting Syndicate Members:
Barclays Capital, Inc.; Citigroup Global Markets
Inc.; Deutsche Bank Securities Inc.; Goldman
Sachs & Co.; Credit Agricole CIB; KeyBanc
Capital Markets; BBVA Securities Inc.; RBC
Capital Markets
Name of Issuer:
Ventas Realty LP/CAP CRP
Title of Security:
VTR4 3/4 06/01/21
Date of First Offering:
5/10/2011
Dollar Amount Purchased:
4,460,940
Number of Shares or Par Value of Bonds
Purchased:
4,500,000
Price Per Unit:
99.132
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:
Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Goldman Sachs &
Co.; JP Morgan Securities, Inc.; Mitsubishi UFJ
Securities USA Inc.; SunTrust Robinson Humphrey
Name of Issuer:
Energizer Holdings Inc.
Title of Security:
ENR 4.7 05/19/21
Date of First Offering:
5/16/2011
Dollar Amount Purchased:
5,099,592
Number of Shares or Par Value of Bonds
Purchased:
5,100,000
Price Per Unit:
99.992
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
High Yield Fund
Name of Underwriter or Dealer Purchased From:
Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Citigroup Global
Markets Inc.; Goldman Sachs & Co.; Morgan
Stanley & Co. Inc.; Banca IMI; Barclays Capital,
Inc.; Credit Suisse Securities USA LLC; Deutsche
Bank Securities Inc.; RBC Capital Markets; RBS
Securities Inc.; UBS Securities LLC
Name of Issuer:
Chrysler GP/CG Co-Issuer
Title of Security:
CHRYGR8 06/15/19
Date of First Offering:
5/19/2011
Dollar Amount Purchased:
12,150,000
Number of Shares or Par Value of Bonds
Purchased:
12,150,000
Price Per Unit:
100.000
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
High Yield Fund
Name of Underwriter or Dealer Purchased From:
Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Citigroup Global
Markets Inc.; Goldman Sachs & Co.; Morgan
Stanley & Co. Inc.
Name of Issuer:
Chrysler GP/CG Co-Issuer
Title of Security:
CHRYGR8 1/4 06/21
Date of First Offering:
5/19/2011
Dollar Amount Purchased:
12,150,000
Number of Shares or Par Value of Bonds
Purchased:
12,150,000
Price Per Unit:
100.000
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities, Inc.
Names of Underwriting Syndicate Members:
Barclays Capital, Inc.; Deutsche Bank Securities
Inc.; Goldman Sachs & Co.; JP Morgan Securities,
Inc.; Macquarie Capital USA Inc.; Merrill Lynch
Pierce Fenner & Smith; Morgan Stanley & Co.
Inc.; RBC Capital Markets; UBS Securities LLC
Name of Issuer:
International Lease Finance Corp.
Title of Security:
AIG5 3/4 05/15/16
Date of First Offering:
5/19/2011
Dollar Amount Purchased:
3,000,000
Number of Shares or Par Value of Bonds
Purchased:
3,000,000
Price Per Unit:
100.000
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities, Inc.
Names of Underwriting Syndicate Members:
Barclays Capital, Inc.; Deutsche Bank Securities
Inc.; Goldman Sachs & Co.; JP Morgan Securities,
Inc.; Macquarie Capital USA Inc.; Merrill Lynch
Pierce Fenner & Smith; Morgan Stanley & Co.
Inc.; RBC Capital Markets; UBS Securities LLC
Name of Issuer:
International Lease Finance Corp.
Title of Security:
AIG5 3/4 05/15/16
Date of First Offering:
5/19/2011
Dollar Amount Purchased:
3,225,000
Number of Shares or Par Value of Bonds
Purchased:
3,225,000
Price Per Unit:
100.000
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
High Yield Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. Inc.
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Barclays Capital,
Inc.; Citigroup Global Markets Inc.; Credit Suisse;
Deutsche Bank Securities Inc.; Goldman Sachs &
Co.; JP Morgan Securities, Inc.; Morgan Stanley &
Co. Inc.; RBS Securities Corp.; BNP Paribas
Securities Corp.; Commerz Markets LLC; Credit
Agricole Securities USA Inc.; ING Financial
Markets; Mitsubishi UFJ Securities USA Inc.
Name of Issuer:
NRG Energy Inc.
Title of Security:
NRG7 5/8 01/15/18
Date of First Offering:
5/10/2011
Dollar Amount Purchased:
18,000,000
Number of Shares or Par Value of Bonds
Purchased:
18,000,000
Price Per Unit:
100.000
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Deutsche Bank Securities Inc.; Goldman Sachs &
Co.; ING Bank NV/United States; Morgan Stanley
& Co. Inc.
Name of Issuer:
ING Bank NV
Title of Security:
INTNED2 3/8 06/14
Date of First Offering:
6/1/2011
Dollar Amount Purchased:
3,494,750
Number of Shares or Par Value of Bonds
Purchased:
3,500,000
Price Per Unit:
99.850
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Deutsche Bank Securities Inc.; Goldman Sachs &
Co.; ING Bank NV/United States; Morgan Stanley
& Co. Inc.
Name of Issuer:
ING Bank NV
Title of Security:
INTNED2 3/8 06/14
Date of First Offering:
6/1/2011
Dollar Amount Purchased:
798,800
Number of Shares or Par Value of Bonds
Purchased:
800,000
Price Per Unit:
99.850
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Deutsche Bank Securities Inc.; Goldman Sachs &
Co.; ING Bank NV/United States; Morgan Stanley
& Co. Inc.
Name of Issuer:
ING Bank NV
Title of Security:
INTNED2 3/8 06/14
Date of First Offering:
6/1/2011
Dollar Amount Purchased:
5,391,900
Number of Shares or Par Value of Bonds
Purchased:
5,400,000
Price Per Unit:
99.850
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Core Fixed Income
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities, Inc.
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; JP Morgan
Securities, Inc.; Merrill Lynch Pierce Fenner &
Smith; Barclays Capital, Inc.; Goldman Sachs &
Co.; UBS Securities LLC; U.S. Bancorp
Investments, Inc.; Wells Fargo Securities LLC
Name of Issuer:
Coventry Health Care Inc.
Title of Security:
CVH5.45 06/15/21
Date of First Offering:
6/2/2011
Dollar Amount Purchased:
2,445,100
Number of Shares or Par Value of Bonds
Purchased:
2,450,000
Price Per Unit:
99.800
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities, Inc.
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; JP Morgan
Securities, Inc.; Merrill Lynch Pierce Fenner &
Smith; Barclays Capital, Inc.; Goldman Sachs &
Co.; UBS Securities LLC; U.S. Bancorp
Investments, Inc.; Wells Fargo Securities LLC
Name of Issuer:
Coventry Health Care Inc.
Title of Security:
CVH5.45 06/15/21
Date of First Offering:
6/2/2011
Dollar Amount Purchased:
3,767,450
Number of Shares or Par Value of Bonds
Purchased:
3,775,000
Price Per Unit:
99.800
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
High Yield Fund
Name of Underwriter or Dealer Purchased From:
Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:
Bank of America Merrill Lynch; Capital One
Southcoast Inc.; Goldman Sachs & Co.; Wells
Fargo Securities LLC; Comerica Securities
Name of Issuer:
Basic Energy Services
Title of Security:
BAS7 3/4 02/15/19
Date of First Offering:
6/8/2011
Dollar Amount Purchased:
5,705,955
Number of Shares or Par Value of Bonds
Purchased:
5,750,000
Price Per Unit:
101.000
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
High Yield Municipal Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities, Inc.
Names of Underwriting Syndicate Members:
JP Morgan Securities, Inc.; Bank of America
Merrill Lynch; Morgan Keegan; Goldman Sachs &
Co.
Name of Issuer:
Central Texas Mobility - Senior Lien
Title of Security:
CTXGEN
Date of First Offering:
6/20/2011
Dollar Amount Purchased:
1,964,700
Number of Shares or Par Value of Bonds
Purchased:
2,000,000
Price Per Unit:
98.235
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
UBS Securities LLC
Names of Underwriting Syndicate Members:
Goldman Sachs & Co.; UBS Securities LLC;
Raymond James & Associates Inc.; Sandler
O'Neill & Partners; The Williams Capital Group,
L.P.
Name of Issuer:
Lincoln National Corp.
Title of Security:
LNC4.85 06/24/21
Date of First Offering:
6/21/2011
Dollar Amount Purchased:
3,270,644
Number of Shares or Par Value of Bonds
Purchased:
3,275,000
Price Per Unit:
99.867
Resolution Approved:
Approved at the August 18, 2011 Board Meeting.*


Name of Fund:
Emerging Markets Debt Fund
Name of Underwriter or Dealer Purchased From:
Santander Investment Securities Inc.
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; JP Morgan
Securities, Inc.; Bank of America Merrill Lynch;
Deutsche Bank Securities Inc.; BB Securities;
Goldman Sachs & Co.; Santander Investment
Securities Inc.
Name of Issuer:
Republic of Brazil
Title of Security:
BRAZIL4 7/8 01/21
Date of First Offering:
7/7/2011
Dollar Amount Purchased:
1,524,261
Number of Shares or Par Value of Bonds
Purchased:
1,540,000
Price Per Unit:
98.978
Resolution Approved:
Expected to be approved at the December 15, 2011
Board Meeting.**


Name of Fund:
Emerging Markets Debt Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities USA LLC
Names of Underwriting Syndicate Members:
Credit Suisse Securities USA LLC; HSBC
Securities; Goldman Sachs & Co.
Name of Issuer:
Corp. Andina de Fomento
Title of Security:
CAF3 3/4 01/15/16
Date of First Offering:
7/7/2011
Dollar Amount Purchased:
3,210,491
Number of Shares or Par Value of Bonds
Purchased:
3,230,000
Price Per Unit:
99.396
Resolution Approved:
Expected to be approved at the December 15, 2011
Board Meeting.**


Name of Fund:
Enhanced Income Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Barclays Bank PLC; Citigroup Global Markets
Inc.; Credit Suisse Securities (Europe); Deutsche
Bank Securities Inc.; Goldman Sachs International;
SMBC Nikko Capital Markets Ltd.; Daiwa Capital
Markets Europe Ltd.; JP Morgan Securities, Inc.;
Merrill Lynch International Ltd.; RBS Securities
Inc.; UBS Securities LLC
Name of Issuer:
Sumitomo Mitsui Banking
Title of Security:
SUMIBK Float 14
Date of First Offering:
7/18/2011
Dollar Amount Purchased:
5,825,000
Number of Shares or Par Value of Bonds
Purchased:
5,825,000
Price Per Unit:
100.000
Resolution Approved:
Expected to be approved at the December 15, 2011
Board Meeting.**


Name of Fund:
Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Barclays Bank PLC; Citigroup Global Markets
Inc.; Credit Suisse Securities (Europe); Deutsche
Bank Securities Inc.; Goldman Sachs International;
SMBC Nikko Capital Markets Ltd.; Daiwa Capital
Markets Europe Ltd.; JP Morgan Securities, Inc.;
Merrill Lynch International Ltd.; RBS Securities
Inc.; UBS Securities LLC
Name of Issuer:
Sumitomo Mitsui Banking
Title of Security:
SUMIBK 2.9 07/16
Date of First Offering:
7/18/2011
Dollar Amount Purchased:
4,468,601
Number of Shares or Par Value of Bonds
Purchased:
4,475,000
Price Per Unit:
99.857
Resolution Approved:
Expected to be approved at the December 15, 2011
Board Meeting.**


Name of Fund:
Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Barclays Bank PLC; Citigroup Global Markets
Inc.; Credit Suisse Securities (Europe); Deutsche
Bank Securities Inc.; Goldman Sachs International;
SMBC Nikko Capital Markets Ltd.; Daiwa Capital
Markets Europe Ltd.; JP Morgan Securities, Inc.;
Merrill Lynch International Ltd.; RBS Securities
Inc.; UBS Securities LLC
Name of Issuer:
Sumitomo Mitsui Banking
Title of Security:
SUMIBK 2.9 07/16
Date of First Offering:
7/18/2011
Dollar Amount Purchased:
5,317,385
Number of Shares or Par Value of Bonds
Purchased:
5,325,000
Price Per Unit:
99.857
Resolution Approved:
Expected to be approved at the December 15, 2011
Board Meeting.**


Name of Fund:
High Yield Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse First Boston
Names of Underwriting Syndicate Members:
Barclays Capital, Inc.; Credit Suisse; Goldman
Sachs & Co.; Morgan Stanley & Co. Inc.; KKR
Capital Markets LLC
Name of Issuer:
Academy Ltd/Academy FINA
Title of Security:
ACASPO9 1/4 19-17
Date of First Offering:
7/25/2011
Dollar Amount Purchased:
3,250,000
Number of Shares or Par Value of Bonds
Purchased:
3,250,000
Price Per Unit:
100.000
Resolution Approved:
Expected to be approved at the December 15, 2011
Board Meeting.**


Name of Fund:
High Yield Fund
Name of Underwriter or Dealer Purchased From:
RBS Securities Inc.
Names of Underwriting Syndicate Members:
Barclays Capital, Inc.; Goldman Sachs & Co.;
HSBC Securities; RBS Securities Inc.; BNP
Paribas Securities Corp.; Credit Agricole Securities
USA Inc.; Samuel A. Ramirez & Co. Inc.; Wells
Fargo Securities LLC
Name of Issuer:
Ford Motor Credit Co. LLC
Title of Security:
F 5 7/8 08/02/21
Date of First Offering:
7/27/2011
Dollar Amount Purchased:
600,000
Number of Shares or Par Value of Bonds
Purchased:
600,000
Price Per Unit:
100.000
Resolution Approved:
Expected to be approved at the December 15, 2011
Board Meeting.**


Name of Fund:
Emerging Markets Debt Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities USA LLC
Names of Underwriting Syndicate Members:
Deutsche Bank Securities Inc.; Goldman Sachs &
Co.; Credit Suisse Securities USA LLC
Name of Issuer:
United Mexican States
Title of Security:
MEX5 3/4 10/12/10
Date of First Offering:
8/10/2011
Dollar Amount Purchased:
2,328,617
Number of Shares or Par Value of Bonds
Purchased:
2,470,000
Price Per Unit:
94.276
Resolution Approved:
Expected to be approved at the December 15, 2011
Board Meeting.**


Name of Fund:
Global Income Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities USA LLC
Names of Underwriting Syndicate Members:
Deutsche Bank Securities Inc.; Goldman Sachs &
Co.; Credit Suisse Securities USA LLC
Name of Issuer:
United Mexican States
Title of Security:
MEX5 3/4 10/12/10
Date of First Offering:
8/10/2011
Dollar Amount Purchased:
716,498
Number of Shares or Par Value of Bonds
Purchased:
760,000
Price Per Unit:
94.276
Resolution Approved:
Expected to be approved at the December 15, 2011
Board Meeting.**


Name of Fund:
Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. Inc. & Co Inc.
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; Morgan Stanley &
Co. Inc. & Co Inc.; Wells Fargo Securities LLC;
Commerz Markets LLC; Goldman Sachs & Co.;
HSBC Securities; JP Morgan Securities, Inc.;
Mitsubishi UFJ Securities USA Inc.; PNC Capital
Markets; TD Securities USA LLC
Name of Issuer:
Dentsply International
Title of Security:
XRAY 4 1/8 08/21
Date of First Offering:
8/16/2011
Dollar Amount Purchased:
2,242,193
Number of Shares or Par Value of Bonds
Purchased:
2,250,000
Price Per Unit:
99.653
Resolution Approved:
Expected to be approved at the December 15, 2011
Board Meeting.**


Name of Fund:
Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. Inc. & Co Inc.
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; Morgan Stanley &
Co. Inc. & Co Inc.; Wells Fargo Securities LLC;
Commerz Markets LLC; Goldman Sachs & Co.;
HSBC Securities; JP Morgan Securities, Inc.;
Mitsubishi UFJ Securities USA Inc.; PNC Capital
Markets; TD Securities USA LLC
Name of Issuer:
Dentsply International
Title of Security:
XRAY 4 1/8 08/21
Date of First Offering:
8/16/2011
Dollar Amount Purchased:
896,877
Number of Shares or Par Value of Bonds
Purchased:
900,000
Price Per Unit:
99.653
Resolution Approved:
Expected to be approved at the December 15, 2011
Board Meeting.**


Name of Fund:
Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
JP Morgan Securities, Inc.
Names of Underwriting Syndicate Members:
JP Morgan Securities, Inc.; Merrill Lynch Pierce
Fenner & Smith; Banca Caboto SPA; Citigroup
Global Markets Inc.; Commerz Markets LLC;
HSBC Securities; ING Financial Markets; SG
Americas Securities LLC; UBS Securities LLC;
Banco Bilbao Vizcaya Argentaria; BMO Capital
Markets Corp.; Danske Bank; Goldman Sachs &
Co.; Loop Capital Markets LLC; Mizuho Securities
USA Inc.; nabSecurities LLC; Wells Fargo
Securities LLC
Name of Issuer:
Illinois Tool Works Inc.
Title of Security:
ITW3 3/8 09/15/21
Date of First Offering:
8/24/2011
Dollar Amount Purchased:
2,463,912
Number of Shares or Par Value of Bonds
Purchased:
2,475,000
Price Per Unit:
99.552
Resolution Approved
Expected to be approved at the December 15, 2011
Board Meeting.**


Name of Fund:
Core Plus Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital, Inc.
Names of Underwriting Syndicate Members:
Barclays Capital, Inc.; Citigroup Global Markets
Inc.; Credit Suisse Securities USA LLC; HSBC
Securities; Merrill Lynch Pierce Fenner & Smith;
Morgan Stanley & Co. Inc.; UBS Securities LLC;
BNP Paribas Securities Corp.; Deutsche Bank
Securities Inc.; Goldman Sachs & Co.; Mitsubishi
UFJ Securities USA Inc.; RBS Securities Inc.;
Santander Investment Securities Inc.; SG Americas
Securities LLC; U.S. Bancorp Investments, Inc.;
Wells Fargo Securities LLC
Name of Issuer:
Hewlett-Packard Co.
Title of Security:
HPQ 3 09/15/16
Date of First Offering:
9/13/2011
Dollar Amount Purchased:
523,866
Number of Shares or Par Value of Bonds
Purchased:
525,000
Price Per Unit:
99.784
Resolution Approved:
Expected to be approved at the December 15, 2011
Board Meeting.**


Name of Fund:
Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital, Inc.
Names of Underwriting Syndicate Members:
Barclays Capital, Inc.; Citigroup Global Markets
Inc.; Credit Suisse Securities USA LLC; HSBC
Securities; Merrill Lynch Pierce Fenner & Smith;
Morgan Stanley & Co. Inc.; UBS Securities LLC;
BNP Paribas Securities Corp.; Deutsche Bank
Securities Inc.; Goldman Sachs & Co.; Mitsubishi
UFJ Securities USA Inc.; RBS Securities Inc.;
Santander Investment Securities Inc.; SG Americas
Securities LLC; U.S. Bancorp Investments, Inc.;
Wells Fargo Securities LLC
Name of Issuer:
Hewlett-Packard Co.
Title of Security:
HPQ 3 09/15/16
Date of First Offering:
9/13/2011
Dollar Amount Purchased:
2,769,006
Number of Shares or Par Value of Bonds
Purchased:
2,775,000
Price Per Unit:
99.784
Resolution Approved
Expected to be approved at the December 15, 2011
Board Meeting.**


Name of Fund:
Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital, Inc.
Names of Underwriting Syndicate Members:
Barclays Capital, Inc.; Citigroup Global Markets
Inc.; Credit Suisse Securities USA LLC; HSBC
Securities; Merrill Lynch Pierce Fenner & Smith;
Morgan Stanley & Co. Inc.; UBS Securities LLC;
BNP Paribas Securities Corp.; Deutsche Bank
Securities Inc.; Goldman Sachs & Co.; Mitsubishi
UFJ Securities USA Inc.; RBS Securities Inc.;
Santander Investment Securities Inc.; SG Americas
Securities LLC; U.S. Bancorp Investments, Inc.;
Wells Fargo Securities LLC
Name of Issuer:
Hewlett-Packard Co.
Title of Security:
HPQ 3 09/15/16
Date of First Offering:
9/13/2011
Dollar Amount Purchased:
1,396,976
Number of Shares or Par Value of Bonds
Purchased:
1,400,000
Price Per Unit:
99.784
Resolution Approved:
Expected to be approved at the December 15, 2011
Board Meeting.**


Name of Fund:
Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; Goldman Sachs &
Co.; Merrill Lynch Pierce Fenner & Smith; Credit
Suisse Securities USA LLC; Needham & Co. Inc.;
RBS Securities Inc.
Name of Issuer:
Intel Corp.
Title of Security:
INTC 1.95 10/16
Date of First Offering:
9/14/2011
Dollar Amount Purchased:
3,644,416
Number of Shares or Par Value of Bonds
Purchased:
3,650,000
Price Per Unit:
99.847
Resolution Approved
Expected to be approved at the December 15, 2011
Board Meeting.**


Name of Fund:
Investment Grade Credit Fund
Name of Underwriter or Dealer Purchased From:
Bank of America Merrill Lynch
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; Goldman Sachs &
Co.; Merrill Lynch Pierce Fenner & Smith; Credit
Suisse Securities USA LLC; Needham & Co. Inc.;
RBS Securities Inc.
Name of Issuer:
Intel Corp.
Title of Security:
INTC 1.95 10/16
Date of First Offering:
9/14/2011
Dollar Amount Purchased:
3,943,957
Number of Shares or Par Value of Bonds
Purchased:
3,950,000
Price Per Unit:
99.847
Resolution Approved:
Expected to be approved at the December 15, 2011
Board Meeting.**



*	Resolution adopted at the Meeting of the Board of Trustees
on August 18, 2011: RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. ("GSAM")
to the Trustees, all purchases made during the calendar quarter ended June 30, 2011 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.
**	Resolution expected to be adopted at the Meeting of the
Board of Trustees on December 15, 2011: RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. ("GSAM") to the Trustees, all purchases made during the calendar quarter ended September 30, 2011 by the Trust on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co.
or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.